UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K/A
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported):
December 29, 2016
Steadfast Apartment REIT III, Inc.
(Exact Name of Registrant as Specified in Charter)

Maryland	333-207952	47-4871012
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)
18100 Von Karman Avenue, Suite 500
Irvine, California 92612
(Address of Principal Executive Offices, including Zip Code)
Registrant’s telephone number, including area code: (949) 852-0700
Not applicable
(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01	Financial Statements and Exhibits.
     Steadfast Apartment REIT III, Inc. (the “Company”), through its consolidated subsidiaries, acquired fee simple interests in the following two multifamily properties: Canyon Resort at Great Hills Apartments (“Canyon Resort”), acquired by the Company on December 29, 2016; and Reflections on Sweetwater Apartments (“Reflections on Sweetwater”), acquired by the Company on January 12, 2017. The Company is filing this Current Report on Form 8-K/A to amend each Current Report on Form 8-K listed below, as applicable, to provide the required financial information related to the acquisitions of Canyon Resort and Reflections on Sweetwater.
This Current Report on Form 8-K/A hereby amends the following Form 8-Ks, as applicable:

•	the Company’s Current Report on Form 8-K relating to the acquisition of Canyon Resort, filed with the Securities and Exchange Commission (the “SEC”) on January 4, 2017; and

•	the Company’s Current Report on Form 8-K relating to the acquisition of Reflections on Sweetwater, filed with the SEC on January 18, 2017.
(a)     Financial Statements of Real Estate Acquired.

I.	Canyon Resort

	Report of Independent Auditors	F-1
	Statements of Revenues Over Certain Operating Expenses for the Nine Months Ended September 30, 2016 (unaudited) and the Year Ended December 31, 2015	F-2
	Notes to Statements of Revenues Over Certain Operating Expenses for the Nine Months Ended September 30, 2016 (unaudited) and the Year Ended December 31, 2015	F-3

II.	Reflections on Sweetwater

	Report of Independent Auditors	F-5
	Statements of Revenues Over Certain Operating Expenses for the Nine Months Ended September 30, 2016 (unaudited) and the Year Ended December 31, 2015	F-6
	Notes to Statements of Revenues Over Certain Operating Expenses for the Nine Months Ended September 30, 2016 (unaudited) and the Year Ended December 31, 2015	F-7

(b)     Pro Forma Financial Information.

Steadfast Apartment REIT III, Inc.

Summary of Unaudited Pro Forma Financial Statements	F-9
Unaudited Pro Forma Balance Sheet as of September 30, 2016	F-10
Unaudited Pro Forma Statement of Operations for the Nine Months Ended September 30, 2016	F-12
Unaudited Pro Forma Statement of Operations for the Year Ended December 31, 2015	F-15

Report of Independent Auditors
To the Board of Directors and Stockholders of
Steadfast Apartment REIT III, Inc.
We have audited the accompanying statement of revenues over certain operating expenses of the Canyon Resort at Great Hills Apartments (“Canyon Resort”) for the year ended December 31, 2015, and the related notes to the financial statement.
Management’s Responsibility for the Financial Statement
Management is responsible for the preparation and fair presentation of the statement of revenues over certain operating expenses in conformity with U.S. generally accepted accounting principles; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of the statement of revenues over certain operating expenses that is free of material misstatement, whether due to fraud or error.
Auditor’s Responsibility
Our responsibility is to express an opinion on the statement of revenues over certain operating expenses based on our audit. We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of revenues over certain operating expenses is free of material misstatement.
An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the statement of revenues over certain operating expenses. The procedures selected depend on the auditor’s judgment, including the assessment of the risks of material misstatement of the statement of revenues over certain operating expenses, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity’s preparation and fair presentation of the statement of revenues over certain operating expenses in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the statement of revenues over certain operating expenses.
We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.
Opinion
In our opinion, the statement of revenues over certain operating expenses referred to above presents fairly, in all material respects, the revenues and certain operating expenses of Canyon Resort as described in Note 2 for the year ended December 31, 2015, in conformity with U.S. generally accepted accounting principles.
Basis of Accounting
As described in Note 2 to the financial statement, the statement of revenues over certain operating expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission, and is not intended to be a complete presentation of Canyon Resort’s revenues and expenses. Our opinion is not modified with respect to this matter.
/s/ Ernst & Young LLP
Irvine, California
February 13, 2017

CANYON RESORT
STATEMENTS OF REVENUES OVER CERTAIN OPERATING EXPENSES

	For the Nine Months Ended September 30, 2016	For the Year Ended December 31, 2015
	(unaudited)
Revenues:
Rental income	$2,775,039	$3,549,410
Tenant reimbursements and other	382,329	450,122
Total revenues	3,157,368	3,999,532

Expenses:
Operating, maintenance and management	954,309	1,030,480
Real estate taxes and insurance	671,037	1,003,034
General and administrative expenses	45,874	84,613
Total expenses	1,671,220	2,118,127
Revenues over certain operating expenses	$1,486,148	$1,881,405
See accompanying notes to statements of revenues over certain operating expenses.

CANYON RESORT
NOTES TO STATEMENTS OF REVENUES OVER CERTAIN OPERATING EXPENSES
For the Nine Months Ended September 30, 2016 (unaudited)
and the Year Ended December 31, 2015
1.     DESCRIPTION OF REAL ESTATE PROPERTY
On December 29, 2016, Steadfast Apartment REIT III, Inc. (the “Company”), through a consolidated subsidiary, acquired a fee simple interest in a multifamily property located in Austin, Texas, commonly known as the Canyon Resort at Great Hills Apartments (“Canyon Resort”) for an aggregate purchase price of $44,500,000, exclusive of closing costs. The Company financed the payment of the purchase price for Canyon Resort with a combination of (1) proceeds from the Company’s public offering and (2) a loan in the aggregate principal amount of $31,710,000.
Canyon Resort was constructed in 1997 and is composed of 12 three-story garden-style apartment buildings. Canyon Resort contains 256 apartments consisting of 104 one-bedroom apartments, 128 two-bedroom apartments and 24 three-bedroom apartments. The apartments range in size from 773 to 1,301 square feet and average 983 square feet.
The Company is a Maryland corporation formed to invest in and manage a diverse portfolio of real estate investments, primarily in the multifamily and senior-living sectors, located throughout the United States.
2.     BASIS OF PRESENTATION
The accompanying statements of revenues over certain operating expenses have been prepared to comply with the rules and regulations of the Securities and Exchange Commission (“SEC”).
Canyon Resort is not a legal entity and the accompanying statements of revenues over certain operating expenses are not representative of the actual operations for the periods presented, as certain revenues and expenses have been excluded that may not be comparable to the revenues and expenses the Company expects to incur in the future operations of Canyon Resort. Excluded items include interest, depreciation and amortization, and general and administrative costs not directly comparable to the future operations of Canyon Resort.
The accompanying unaudited statement of revenues over certain operating expenses for the nine months ended September 30, 2016 has been prepared in accordance with U.S. generally accepted accounting principles (“GAAP”) for interim financial information as contained within the Financial Accounting Standards Board Accounting Standards Codification and the rules and regulations of the SEC, including the instructions to Form 8-K and Article 3-14 of Regulation S-X. Accordingly, the unaudited statement of revenues over certain operating expenses does not include all of the information and footnotes required by GAAP for audited financial statements. In the opinion of management, the statement of revenues over certain operating expenses for the unaudited interim period presented includes all adjustments, which are of a normal and recurring nature, necessary for a fair and consistent presentation of the results for such period. Operating results for the nine months ended September 30, 2016 are not necessarily indicative of the results that may be expected for the year ending December 31, 2016.
An audited statement of revenues over certain operating expenses is being presented for the most recent year available instead of the three most recent years based on the following factors: (1) Canyon Resort was acquired from an unaffiliated party; and (2) based on due diligence of Canyon Resort conducted by the Company, management is not aware of any material factors relating to Canyon Resort that would cause this financial information not to be indicative of future operating results.
Square footage, occupancy and other measures used to describe real estate included in the notes to statements of revenues over certain operating expenses are presented on an unaudited basis.
3.     SIGNIFICANT ACCOUNTING POLICIES
Revenue Recognition
Canyon Resort leases residential apartment homes under operating leases generally with terms of one year or less. Rental revenue, including rental abatements, concessions and contractual fixed increases, is recognized on a straight-line basis over the term of the related lease. Tenant reimbursements and other income consists of charges billed to tenants for utilities, parking, application and other fees. Tenant reimbursements and other income are recognized when earned.

Use of Estimates
The preparation of financial statements, as described in Note 2 and in conformity with GAAP, requires management to make estimates and assumptions that affect the reported amounts of revenues and expenses during the reporting period. Actual results could materially differ from those estimates.
4.     COMMITMENTS AND CONTINGENCIES
Litigation
Canyon Resort may become party to legal proceedings that arise in the ordinary course of its business. Management is not aware of any legal proceedings of which the outcome is probable or reasonably possible to have a material adverse effect on its results of operations or financial condition.
Other Matters
The Company is not aware of any material environmental liabilities relating to Canyon Resort that could have a material adverse effect on its financial condition or results of operations. However, changes in applicable environmental laws and regulations or other environmental conditions with respect to Canyon Resort could result in future environmental liabilities.
5.     SUBSEQUENT EVENTS
The Company evaluates subsequent events through the date the statements of revenues over certain operating expenses are issued. The accompanying statements of revenues over certain operating expenses were issued on February 13, 2017.

Report of Independent Auditors
To the Board of Directors and Stockholders of
Steadfast Apartment REIT III, Inc.
We have audited the accompanying statement of revenues over certain operating expenses of the Reflections on Sweetwater Apartments (“Reflections on Sweetwater”) for the year ended December 31, 2015, and the related notes to the financial statement.
Management’s Responsibility for the Financial Statement
Management is responsible for the preparation and fair presentation of the statement of revenues over certain operating expenses in conformity with U.S. generally accepted accounting principles; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of the statement of revenues over certain operating expenses that is free of material misstatement, whether due to fraud or error.
Auditor’s Responsibility
Our responsibility is to express an opinion on the statement of revenues over certain operating expenses based on our audit. We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of revenues over certain operating expenses is free of material misstatement.
An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the statement of revenues over certain operating expenses. The procedures selected depend on the auditor’s judgment, including the assessment of the risks of material misstatement of the statement of revenues over certain operating expenses, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity’s preparation and fair presentation of the statement of revenues over certain operating expenses in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the statement of revenues over certain operating expenses.
We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.
Opinion
In our opinion, the statement of revenues over certain operating expenses referred to above presents fairly, in all material respects, the revenues and certain operating expenses of Reflections on Sweetwater as described in Note 2 for the year ended December 31, 2015, in conformity with U.S. generally accepted accounting principles.
Basis of Accounting
As described in Note 2 to the financial statement, the statement of revenues over certain operating expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission, and is not intended to be a complete presentation of Reflections on Sweetwater’s revenues and expenses. Our opinion is not modified with respect to this matter.
/s/ Ernst & Young LLP
Irvine, California
February 13, 2017

REFLECTIONS ON SWEETWATER
STATEMENTS OF REVENUES OVER CERTAIN OPERATING EXPENSES

	For the Nine Months Ended September 30, 2016	For the Year Ended December 31, 2015
	(unaudited)
Revenues:
Rental income	$2,172,300	$2,761,575
Tenant reimbursements and other	267,137	310,290
Total revenues	2,439,437	3,071,865

Expenses:
Operating, maintenance and management	854,652	1,060,450
Real estate taxes and insurance	251,274	275,332
General and administrative expenses	42,746	47,785
Total expenses	1,148,672	1,383,567
Revenues over certain operating expenses	$1,290,765	$1,688,298
See accompanying notes to statements of revenues over certain operating expenses.

REFLECTIONS ON SWEETWATER
NOTES TO STATEMENTS OF REVENUES OVER CERTAIN OPERATING EXPENSES
For the Nine Months Ended September 30, 2016 (unaudited)
and the Year Ended December 31, 2015
1.     DESCRIPTION OF REAL ESTATE PROPERTY
On January 12, 2017, Steadfast Apartment REIT III, Inc. (the “Company”), through a consolidated subsidiary, acquired a fee simple interest in a multifamily property located in Lawrenceville, Georgia, commonly known as the Reflections on Sweetwater Apartments (“Reflections on Sweetwater”) for an aggregate purchase price of $32,400,000, exclusive of closing costs. The Company financed the payment of the purchase price for Reflections on Sweetwater with a combination of (1) proceeds from the Company’s public offering and (2) a loan in the aggregate principal amount of $23,000,000.
Reflections on Sweetwater was constructed in 1996 and is composed of 11 three- and four-story residential buildings. Reflections on Sweetwater contains 280 apartments consisting of 142 one-bedroom apartments, 118 two-bedroom apartments and 20 three-bedroom apartments. The apartments range in size from 651 to 1,321 square feet and average 933 square feet.
The Company is a Maryland corporation formed to invest in and manage a diverse portfolio of real estate investments, primarily in the multifamily and senior-living sectors, located throughout the United States.
2.     BASIS OF PRESENTATION
The accompanying statements of revenues over certain operating expenses have been prepared to comply with the rules and regulations of the Securities and Exchange Commission (“SEC”).
Reflections on Sweetwater is not a legal entity and the accompanying statements of revenues over certain operating expenses are not representative of the actual operations for the periods presented, as certain revenues and expenses have been excluded that may not be comparable to the revenues and expenses the Company expects to incur in the future operations of Reflections on Sweetwater. Excluded items include interest, depreciation and amortization, and general and administrative costs not directly comparable to the future operations of Reflections on Sweetwater.
The accompanying unaudited statement of revenues over certain operating expenses for the nine months ended September 30, 2016 has been prepared in accordance with U.S. generally accepted accounting principles (“GAAP”) for interim financial information as contained within the Financial Accounting Standards Board Accounting Standards Codification and the rules and regulations of the SEC, including the instructions to Form 8-K and Article 3-14 of Regulation S-X. Accordingly, the unaudited statement of revenues over certain operating expenses does not include all of the information and footnotes required by GAAP for audited financial statements. In the opinion of management, the statement of revenues over certain operating expenses for the unaudited interim period presented includes all adjustments, which are of a normal and recurring nature, necessary for a fair and consistent presentation of the results for such period. Operating results for the nine months ended September 30, 2016 are not necessarily indicative of the results that may be expected for the year ending December 31, 2016.
An audited statement of revenues over certain operating expenses is being presented for the most recent year available instead of the three most recent years based on the following factors: (1) Reflections on Sweetwater was acquired from an unaffiliated party; and (2) based on due diligence of Reflections on Sweetwater conducted by the Company, management is not aware of any material factors relating to Reflections on Sweetwater that would cause this financial information not to be indicative of future operating results.
Square footage, occupancy and other measures used to describe real estate included in the notes to statements of revenues over certain operating expenses are presented on an unaudited basis.
3.     SIGNIFICANT ACCOUNTING POLICIES
Revenue Recognition
Reflections on Sweetwater leases residential apartment homes under operating leases generally with terms of one year or less. Rental revenue, including rental abatements, concessions and contractual fixed increases, is recognized on a straight-line basis over the term of the related lease. Tenant reimbursements and other income consists of charges billed to tenants for utilities, parking, application and other fees. Tenant reimbursements and other income are recognized when earned.

Use of Estimates
The preparation of financial statements, as described in Note 2 and in conformity with GAAP, requires management to make estimates and assumptions that affect the reported amounts of revenues and expenses during the reporting period. Actual results could materially differ from those estimates.
4.     COMMITMENTS AND CONTINGENCIES
Litigation
Reflections on Sweetwater may become party to legal proceedings that arise in the ordinary course of its business. Management is not aware of any legal proceedings of which the outcome is probable or reasonably possible to have a material adverse effect on its results of operations or financial condition.
Other Matters
The Company is not aware of any material environmental liabilities relating to Reflections on Sweetwater that could have a material adverse effect on its financial condition or results of operations. However, changes in applicable environmental laws and regulations or other environmental conditions with respect to Reflections on Sweetwater could result in future environmental liabilities.
5.     SUBSEQUENT EVENTS
The Company evaluates subsequent events through the date the statements of revenues over certain operating expenses are issued. The accompanying statements of revenues over certain operating expenses were issued on February 13, 2017.

STEADFAST APARTMENT REIT III, INC.
SUMMARY OF UNAUDITED PRO FORMA FINANCIAL STATEMENTS
The following pro forma information should be read in conjunction with the Company’s historical consolidated financial statements and the notes thereto as filed in the Company’s Post-Effective Amendment No. 2. to Form S-11 filed with the SEC on June 21, 2016 and the Company’s Quarterly Report on Form 10-Q for the nine months ended September 30, 2016, which was filed with the SEC on November 10, 2016. In addition, this pro forma information should be read in conjunction with the statements of revenues over certain operating expenses and the notes thereto of the Bristol Village Apartments (“Bristol Village”), which has been included in the Company’s Current Report on Form 8-K/A, filed with the SEC on January 9, 2017, and the statements of revenues over certain operating expenses and the notes thereto of Canyon Resort and Reflections on Sweetwater, which are included herein.
The following unaudited pro forma balance sheet as of September 30, 2016 has been prepared to give effect to the acquisitions of Bristol Village, Canyon Resort and Reflections on Sweetwater (collectively referred to as the “Portfolio Properties”), which occurred on November 17, 2016, December 29, 2016 and January 12, 2017, respectively, as if such acquisitions occurred on September 30, 2016.
The following unaudited pro forma statements of operations for the nine months ended September 30, 2016 and for the year ended December 31, 2015 have been prepared to give effect to the acquisitions of the Portfolio Properties as if the acquisitions occurred on January 1, 2015.
These unaudited pro forma financial statements are prepared for informational purposes only and are not necessarily indicative of future results or of actual results that would have been achieved had the acquisitions of the Portfolio Properties been consummated as of January 1, 2015.

STEADFAST APARTMENT REIT III, INC.
UNAUDITED PRO FORMA BALANCE SHEET
As of September 30, 2016

	Steadfast Apartment REIT III, Inc. Historical (a)	Pro Forma Adjustments
		Bristol Village (b)		Canyon Resort (b)		Reflections on Sweetwater (b)		Offering Proceeds (c)	Pro Forma Total
Assets:
Real Estate:
Land	$892,666	$4,234,471		$6,892,366		$4,906,840		$—	$16,926,343
Building and improvements	6,561,187	42,254,794		36,618,528		26,641,314		—	112,075,823
Tenant origination and absorption costs	200,503	910,735		989,106		851,846		—	2,952,190
Total real estate, cost	7,654,356	47,400,000		44,500,000		32,400,000		—	131,954,356
Less accumulated depreciation and amortization	(237,091)	—		—		—		—	(237,091)
Total real estate, net	7,417,265	47,400,000		44,500,000		32,400,000		—	131,717,265
Cash and cash equivalents	19,548,899	(12,802,998)		(13,674,178)		(9,896,150)		27,073,036	10,248,609
Restricted cash	255,488	120,120		338,811		151,800		—	866,219
Rents and other receivables	239,014	26,251		—		—		—	265,265
Other assets	56,387	270,770		224,135		159,329		—	710,621
Total assets	$27,517,053	$35,014,143		$31,388,768		$22,814,979		$27,073,036	$143,807,979

Liabilities:
Accounts payable and accrued liabilities	$374,035	$317,037		$89,150		$102,265		$—	$882,487
Mortgage notes payable, net	5,645,833	34,840,920		31,526,082		22,840,000			94,852,835
Distributions payable	101,659	—		—		—		—	101,659
Due to affiliates	1,592,025	975,007	(d)	948,071	(d)	699,412	(d)	—	4,214,515
Total liabilities	7,713,552	36,132,964		32,563,303		23,641,677		—	100,051,496
Commitments and Contingencies
Redeemable common stock	70,228	—		—		—		—	70,228
Stockholders’ equity:
Preferred stock, $0.01 par value per share; 100,000,000 shares authorized, no shares issued and outstanding	—	—		—		—		—	—
Class A common stock, $0.01 par value per share; 480,000,000 shares authorized, 669,640 shares issued and outstanding and 1,292,913 pro forma shares as of September 30, 2016	6,696	—		—		—		6,233	12,929
Class R common stock, $0.01 par value per share; 240,000,000 shares authorized, 43,337 shares issued and outstanding and 105,730 pro forma shares as of September 30, 2016	433	—		—		—		624	1,057
Class T common stock, $0.01 par value per share; 480,000,000 shares authorized, 334,657 shares issued and outstanding and 960,612 pro forma shares as of September 30, 2016	3,347	—		—		—		6,259	9,606
Additional paid-in capital	21,342,966	—		—		—		27,059,920	48,402,886
Cumulative distributions and net losses	(1,620,169)	(1,118,821)	(d)	(1,174,535)	(d)	(826,698)	(d)	—	(4,740,223)
Total stockholders’ equity	19,733,273	(1,118,821)		(1,174,535)		(826,698)		27,073,036	43,686,255
Total liabilities and stockholders’ equity	$27,517,053	$35,014,143		$31,388,768		$22,814,979		$27,073,036	$143,807,979

STEADFAST APARTMENT REIT III, INC.
NOTES TO UNAUDITED PRO FORMA BALANCE SHEET
As of September 30, 2016

(a)	Historical financial information as of September 30, 2016, derived from the Company’s Quarterly Report on Form 10-Q for the period ended September 30, 2016.

(b)
Represents adjustments to the balance sheet of the Company to give effect to the acquisition of the Portfolio Properties and related cash, other assets and liabilities as if the acquisitions had occurred on September 30, 2016. The purchase price of Bristol Village, Canyon Resort and Reflections on Sweetwater, exclusive of closing and other acquisition costs, was $47.4 million, $44.5 million and $32.4 million, respectively, and was funded with proceeds from the Company’s public offering and with financing in the amount of approximately $35.0 million, $31.7 million and $23.0 million, respectively. The Company recorded the cost of tangible assets and identifiable intangible assets acquired based on their estimated fair values. The purchase price allocation for these acquisitions are preliminary and subject to change.

(c)	The pro forma adjustments assume the actual net proceeds raised in the Company’s public offering during the period from October 1, 2016 through January 12, 2017 were raised as of September 30, 2016.

(d)	Represents the acquisition related fees and expenses incurred in connection with the acquisition of the Portfolio Properties not included in the historical results of the Company.

STEADFAST APARTMENT REIT III, INC.
UNAUDITED PRO FORMA STATEMENT OF OPERATIONS
For the Nine Months Ended September 30, 2016

	Steadfast Apartment REIT III, Inc. Historical (a)	Bristol Village (b)	Canyon Resort (b)	Reflections on Sweetwater (b)	Pro Forma Adjustments		Pro Forma Total
Revenues:
Rental income	$412,912	$2,551,043	$2,775,039	$2,172,300	$—		$7,911,294
Tenant reimbursements and other	24,335	337,135	382,329	267,137	—		1,010,936
Total revenues	437,247	2,888,178	3,157,368	2,439,437	—		8,922,230
Expenses:
Operating, maintenance and management	161,393	693,048	954,309	854,652	(345,316)	(c)	2,318,086
Real estate taxes and insurance	64,607	219,180	671,037	251,274	310,443	(d)	1,516,541
Fees to affiliates	212,457	—	—	—	748,208	(e)	960,665
Depreciation and amortization	237,091	—	—	—	2,890,411	(f)	3,127,502
Interest expense	74,575	—	—	—	1,822,117	(g)	1,896,692
General and administrative expenses	854,543	50,519	45,874	42,746	(36,358)	(h)	957,324
Acquisition costs	209,875	—	—	—	—		209,875
Total expenses	1,814,541	962,747	1,671,220	1,148,672	5,389,505		10,986,685
Net (loss) income	(1,377,294)	1,925,431	1,486,148	1,290,765	(5,389,505)		(2,064,455)
Net loss attributable to noncontrolling interest	(100)	—	—	—	—		(100)
Net (loss) income attributable to common stockholders	$(1,377,194)	$1,925,431	$1,486,148	$1,290,765	$(5,389,505)		$(2,064,355)

Net loss attributable to Class A common stockholders — basic and diluted	$(1,030,947)						$(1,131,303)
Net loss per Class A common share — basic and diluted	$(5.98)						$(0.79)
Weighted average number of Class A common shares outstanding — basic and diluted	171,215						1,292,913	(i)

Net loss attributable to Class R common stockholders — basic and diluted	$(13,148)						$(92,514)
Net loss per Class R common share — basic and diluted	$(6.08)						$(0.96)
Weighted average number of Class R common shares outstanding — basic and diluted	2,184						105,730	(i)

Net loss attributable to Class T common stockholders — basic and diluted	$(333,099)						$(840,538)
Net loss per Class T common share — basic and diluted	$(6.16)						$(0.98)
Weighted average number of Class T common shares outstanding — basic and diluted	55,320						960,612	(i)

STEADFAST APARTMENT REIT III, INC.
NOTES TO UNAUDITED PRO FORMA STATEMENT OF OPERATIONS
For the Nine Months Ended September 30, 2016

(a)	Historical financial information for the nine months ended September 30, 2016, derived from the Company’s Quarterly Report on Form 10-Q for the nine months ended September 30, 2016.

(b)	Represents the historical operations of the Portfolio Properties under the previous owners as reported in the statements of revenues over certain operating expenses.

(c)
Represents the exclusion of property management fees recorded in the historical operations of the previous owners of the Portfolio Properties that are not comparable to the expense the Company expects to incur in the future operations of the Portfolio Properties, as follows:

Property Management Fees
Portfolio Properties	For the Nine Months Ended September 30, 2016
Bristol Village	$(72,323)
Canyon Resort	(188,331)
Reflections on Sweetwater	(84,662)
$(345,316)

(d)
Represents additional real estate taxes and insurance expense (not reflected in the historical operations of the previous owners of the Portfolio Properties or the Company) for the nine months ended September 30, 2016, based on management estimates as if the Portfolio Properties were acquired on January 1, 2015, as follows:

Real Estate Taxes and Insurance
Portfolio Properties	For the Nine Months Ended September 30, 2016
Bristol Village	$81,889
Canyon Resort	93,648
Reflections on Sweetwater	134,906
$310,443

(e)
Represents adjustments made to fees to affiliates for the nine months ended September 30, 2016 to include the fees to affiliates (not reflected in the historical statement of operations of the Company) for the nine months ended September 30, 2016 that would be due to affiliates had the Portfolio Properties been acquired on January 1, 2015. The pro forma total fees to affiliates are as follows:

•
Investment Management Fees: Investment management fees are payable to Steadfast Apartment Advisor III, LLC (“Advisor”) based on an annual fee, payable monthly, of 0.50% of the acquisition cost of the Portfolio Properties, including acquisition fees, acquisition expenses and any debt attributable to the Portfolio Properties, as set out in the Advisory Agreement by and among the Company, its operating partnership and the Advisor (“Advisory Agreement”).

•
Property Management Fees: Property management fees are payable to the Company’s affiliated property manager based on 3.0% of the monthly gross revenues of Bristol Village and Reflections on Sweetwater and 2.75% of the monthly gross revenues of Canyon Resort as set out in the Property Management Agreement for each property (the “Property Management Agreement”).

The investment management fees that would have been payable to the Advisor and the property management fees that would have been payable to the affiliated property manager were:

	For the Nine Months Ended September 30, 2016
Portfolio Properties	Investment Management Fees	Property Management Fees	Total
Bristol Village	$186,470	$86,645	$273,115
Canyon Resort	181,319	86,828	268,147
Reflections on Sweetwater	133,763	73,183	206,946
	$501,552	$246,656	$748,208

(f)
Represents depreciation and amortization expense (not reflected in the historical statement of operations of the Company) for the nine months ended September 30, 2016, as if the Portfolio Properties were acquired on January 1, 2015, as follows:

Depreciation and Amortization Expense
Portfolio Properties	For the Nine Months Ended September 30, 2016
Bristol Village	$1,142,572
Canyon Resort	1,019,810
Reflections on Sweetwater	728,029
$2,890,411
Depreciation expense on the purchase price of building and furniture and fixtures is recognized using the straight-line method over an estimated useful life of 30 years and 5 years, respectively. Depreciation expense on the purchase price of tenant improvements is recognized using the straight-line method over the life of the lease. Amortization expense on lease intangible costs is recognized using the straight-line method over the life of the lease.

(g)
Represents interest expense (not reflected in the historical statement of operations of the Company) for the nine months ended September 30, 2016, as if the borrowings attributable to the Portfolio Properties were borrowed on January 1, 2015, as follows:

		Interest Expense
Portfolio Properties	Initial Mortgage Debt	For the Nine Months Ended September 30, 2016
Bristol Village	$35,016,000	$732,996
Canyon Resort	31,710,000	614,825
Reflections on Sweetwater	23,000,000	474,296
	$89,726,000	$1,822,117

(h)
Represents the exclusion of asset management fees recorded in the historical operations of the previous owners that are not comparable to the expense the Company expects to incur in the future operations of Bristol Village.

(i)
Represents the actual number of shares of the Company’s common stock outstanding as of January 12, 2017. The calculation assumes that these shares were issued and the related proceeds were raised on January 1, 2015.

STEADFAST APARTMENT REIT III, INC.
UNAUDITED PRO FORMA STATEMENT OF OPERATIONS
For the Year Ended December 31, 2015

	Steadfast Apartment REIT III, Inc. Historical (a)	Bristol Village (b)	Canyon Resort (b)	Reflections on Sweetwater (b)	Pro Forma Adjustments		Pro Forma Total
Revenues:
Rental income	$—	$3,104,441	$3,549,410	$2,761,575	$—		$9,415,426
Tenant reimbursements and other	—	423,674	450,122	310,290	—		1,184,086
Total revenues	—	3,528,115	3,999,532	3,071,865	—		10,599,512
Expenses:
Operating, maintenance and management	—	937,339	1,030,480	1,060,450	(441,446)	(c)	2,586,823
Real estate taxes and insurance	—	262,443	1,003,034	275,332	395,102	(d)	1,935,911
Fees to affiliates	—	—	—	—	3,599,211	(e)	3,599,211
Depreciation and amortization	—	—	—	—	6,605,568	(f)	6,605,568
Interest expense	—	—	—	—	2,418,682	(g)	2,418,682
General and administrative expenses	—	70,055	84,613	47,785	(44,149)	(h)	158,304
Acquisition costs	—	—	—	—	809,480	(i)	809,480
Total expenses	—	1,269,837	2,118,127	1,383,567	13,342,448		18,113,979
Net income (loss)	—	2,258,278	1,881,405	1,688,298	(13,342,448)		(7,514,467)
Net loss attributable to noncontrolling interest	—	—	—	—	—		—
Net income (loss) attributable to common stockholders	$—	$2,258,278	$1,881,405	$1,688,298	$(13,342,448)		$(7,514,467)

Net loss attributable to Class A common stockholders — basic and diluted	$—						$(4,118,060)
Net loss per Class A common share — basic and diluted	$—						$(3.10)
Weighted average number of Class A common shares outstanding — basic and diluted	—						1,292,913	(j)

Net loss attributable to Class R common stockholders — basic and diluted	$—						$(336,760)
Net loss per Class R common share — basic and diluted	$—						$(3.27)
Weighted average number of Class R common shares outstanding — basic and diluted	—						105,730	(j)

Net loss attributable to Class T common stockholders — basic and diluted	$—						$(3,059,647)
Net loss per Class T common share — basic and diluted	$—						$(3.29)
Weighted average number of Class T common shares outstanding — basic and diluted	—						960,612	(j)

STEADFAST APARTMENT REIT III, INC.
NOTES TO UNAUDITED PRO FORMA STATEMENT OF OPERATIONS
For the Year Ended December 31, 2015

(a)
Historical financial information for the year ended December 31, 2015 derived from the Company’s Post-Effective Amendment No. 2. to Form S-11 filed with the SEC on June 21, 2016. The Company had not yet commenced operations as of December 31, 2015.

(b)	Represents the historical operations of the Portfolio Properties under the previous owners as reported in the statements of revenues over certain operating expenses.

(c)
Represents the exclusion of the following property management fees recorded in the historical operations of the previous owners of the Portfolio Properties that are not comparable to the expense the Company expects to incur in the future operations of the Portfolio Properties:

Property Management Fees
Portfolio Properties	For the Year Ended December 31, 2015
Bristol Village	$(93,634)
Canyon Resort	(240,297)
Reflections on Sweetwater	(107,515)
$(441,446)

(d)
Represents additional real estate taxes and insurance expense (not reflected in the historical operations of the previous owners of the Portfolio Properties) for the year ended December 31, 2015, based on management estimates as if the Portfolio Properties were acquired on January 1, 2015, as follows:

Real Estate Taxes and Insurance
Portfolio Properties	For the Year Ended December 31, 2015
Bristol Village	$138,982
Canyon Resort	16,545
Reflections on Sweetwater	239,575
$395,102

(e)
Represents fees to affiliates (not reflected in the historical statement of operations of the Company) for the year ended December 31, 2015 that would be due to affiliates had the Portfolio Properties been acquired on January 1, 2015. The pro forma total fees to affiliates are as follows:

•
Acquisition Fees: Acquisition fees are payable based on 2.0% of the sum of the acquisition costs of the Portfolio Properties including acquisition expenses (with the total acquisition fees and acquisition expenses payable to the Advisor being subject to a limitation of 6.0% of the contract purchase price), as set out in the Advisory Agreement.

•
Investment Management Fees: Investment management fees are payable to the Advisor based on an annual fee, payable monthly, of 0.5% of the acquisition cost of the Portfolio Properties, including acquisition fees, acquisition expenses and any debt attributable to the Portfolio Properties, as set out in the Advisory Agreement.

•
Property Management Fees: Property management fees are payable to the Company’s affiliated property manager based on 3.0% of the monthly gross revenues of Bristol Village and Reflections on Sweetwater and 2.75% of the monthly gross revenues of Canyon Resort as set out in the Property Management Agreement for each property.

The acquisition fees and investment management fees that would be due to the Advisor and the property management fees that would be due to the affiliated property manager had the Portfolio Properties been acquired on January 1, 2015 were:

	For the Year Ended December 31, 2015
Portfolio Properties	Acquisition Fees	Investment Management Fees	Property Management Fees	Total
Bristol Village	$975,007	$248,627	$105,843	$1,329,477
Canyon Resort	948,071	241,758	109,987	1,299,816
Reflections on Sweetwater	699,412	178,350	92,156	969,918
	$2,622,490	$668,735	$307,986	$3,599,211

(f)
Represents depreciation and amortization expense (not reflected in the historical statement of operations of the Company) for the year ended December 31, 2015, as if the Portfolio Properties were acquired on January 1, 2015, as follows:

Depreciation and Amortization Expense
Portfolio Properties	For the Year Ended December 31, 2015
Bristol Village	$2,434,164
Canyon Resort	2,348,852
Reflections on Sweetwater	1,822,552
$6,605,568
Depreciation expense on the purchase price of building and furniture and fixtures is recognized using the straight-line method over an estimated useful life of 30 years and 5 years, respectively. Depreciation expense on the purchase price of tenant improvements is recognized using the straight-line method over the life of the lease. Amortization expense on lease intangible costs is recognized using the straight-line method over the life of the lease.

(g)
Represents interest expense (not reflected in the historical statement of operations of the Company) for the year ended December 31, 2015, as if the borrowings attributable to the Portfolio Properties were borrowed on January 1, 2015, as follows:

		Interest Expense
Portfolio Properties	Initial Mortgage Debt	For the Year Ended December 31, 2015
Bristol Village	$35,016,000	$972,965
Canyon Resort	31,710,000	816,124
Reflections on Sweetwater	23,000,000	629,593
	$89,726,000	$2,418,682

(h)
Represents the exclusion of asset management fees recorded in the historical operations of the previous owners that are not comparable to the expense the Company expects to incur in the future operations of Bristol Village.

(i)
Represents adjustments made to acquisition costs (not reflected in the historical statement of operations of the Company) for the year ended December 31, 2015, to include those amounts incurred by the Company that were attributable to the Portfolio Properties, as if the properties have been acquired on January 1, 2015.

Acquisition Costs
Portfolio Properties	For the Year Ended December 31, 2015
Bristol Village	$273,864
Canyon Resort	268,518
Reflections on Sweetwater	267,098
$809,480

(j)
Represents the actual number of shares of the Company’s common stock outstanding as of January 12, 2017. The calculation assumes that these shares were issued and the related proceeds were raised on January 1, 2015.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STEADFAST APARTMENT REIT III, INC.

Date:	February 13, 2017	By:	/s/ Kevin J. Keating
Kevin J. Keating
Treasurer
(Principal Financial Officer and Accounting Officer)